SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, VERITAS Software Corporation (the “Company”) held a conference call discussing its financial results for the year and quarter ended December 31, 2004. A transcript of the conference call is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Non-GAAP Financial Statements

The Company uses certain non-GAAP financial measures in the attached exhibit, which are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the non-GAAP reconciliation tables referenced by the transcript and included as Exhibit 99.02 to the Current Report on Form 8-K that was furnished by the Company to the Securities and Exchange Commission on January 27, 2005, which Exhibit 99.02 is incorporated herein by reference. These tables describe the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures. The tables also include a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The information in this Current Report, including the exhibit hereto and information incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained and incorporated by reference herein, and the information in the accompanying exhibit, shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Exhibit Title or Description
99.01	Transcript of conference call held by VERITAS Software Corporation on January 27, 2005, announcing financial results of VERITAS Software Corporation for the year and quarter ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation
/s/ John F. Brigden
Date: January 31, 2005	John F. Brigden
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Transcript of conference call held by VERITAS Software Corporation on January 27, 2005, announcing financial results of VERITAS Software Corporation for the year and quarter ended December 31, 2004.